--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Securitized Asset Backed Receivables LLC Trust 2004-NC1
All records


1. Fico Distribution

                                          % of Mortgage
                                           Loan Pool by                 Weighted
                                            Aggregate       Average      Average    Weighted                               Weighted
                         Aggregate         Cut-off Date   Cut-off Date    Gross     Average      Pct       Pct      Pct     Average
Fico                   Cut-off Date         Principal       Principal   Interest     Gross       Full    Stated   Limited    Fico
Distributions        Principal Balance       Balance       Balance($)    Rate(%)    Margin(%)    Doc       Doc      Doc      Score
------------------------------------------------------------------------------------------------------------------------------------
500 - 519             $   71,965,906            6.70        $130,610       8.32       6.02       70.82    24.24     4.93      510
520 - 539             $   93,483,010            8.70        $138,493       7.95       5.94       66.34    29.18     4.48      530
540 - 559             $  110,857,115           10.32        $146,636       7.68       5.88       64.67    31.50     3.83      550
560 - 579             $   90,486,128            8.42        $150,060       7.45       5.85       64.42    31.04     4.54      569
580 - 599             $  108,466,011           10.10        $151,278       7.38       5.75       58.80    34.95     6.25      590
600 - 619             $  113,135,004           10.53        $160,703       7.06       5.73       62.44    30.98     6.58      609
620 - 639             $  130,838,839           12.18        $169,921       6.93       5.73       55.49    38.33     6.18      630
640 - 659             $  126,513,938           11.78        $172,597       6.97       5.69       47.17    48.27     4.56      649
660 - 679             $   92,944,675            8.65        $174,380       6.89       5.61       40.89    52.03     7.08      669
680 - 699             $   55,424,302            5.16        $185,366       6.82       5.59       39.73    53.62     6.65      689
700 - 719             $   30,147,723            2.81        $202,334       6.67       5.49       42.75    49.38     7.87      709
720 - 739             $   23,418,376            2.18        $201,883       6.41       5.05       44.35    51.96     3.69      728
740 - 759             $   11,811,260            1.10        $214,750       6.34       5.15       52.40    47.60       --      749
760 >=                $   14,582,004            1.36        $214,441       6.21       4.79       58.74    34.28     6.98      774
------------------------------------------------------------------------------------------------------------------------------------
Total:                $1,074,074,290          100.00        $159,619       7.25       5.76       56.58    37.96     5.46      610
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                               Weighted
                                                                                                               Average
Fico               % FICO      % FICO      % FICO      % FICO      % FICO       % FICO        % FICO           Combined
Distributions      500-525     526-550     551-575     576-600     601-625      626-650        >650         Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------
500 - 519          100.00           -           -           -           -            -             -             73.19
520 - 539           26.18       73.82           -           -           -            -             -             75.20
540 - 559               -       51.31       48.69           -           -            -             -             77.17
560 - 579               -           -       82.11       17.89           -            -             -             77.73
580 - 599               -           -           -      100.00           -            -             -             81.01
600 - 619               -           -           -        7.13       92.87            -             -             82.07
620 - 639               -           -           -           -       27.25        72.75             -             82.21
640 - 659               -           -           -           -           -        59.96         40.04             85.00
660 - 679               -           -           -           -           -            -        100.00             85.63
680 - 699               -           -           -           -           -            -        100.00             85.07
700 - 719               -           -           -           -           -            -        100.00             85.31
720 - 739               -           -           -           -           -            -        100.00             84.46
740 - 759               -           -           -           -           -            -        100.00             82.26
760 >=                  -           -           -           -           -            -        100.00             81.56
----------------------------------------------------------------------------------------------------------------------------
Total:               8.98       11.72       11.94       12.36       13.10        15.92         25.97             80.86
----------------------------------------------------------------------------------------------------------------------------


Fico             % Combined       % Combined                % Combined                % Combined                  % Combined
Distributions     OLTV < 70    OLTV 70.00-75.00          OLTV 75.01-80.00          OLTV 80.01-85.00          OLTV higher than 85
--------------------------------------------------------------------------------------------------------------------------------
500 - 519           23.69           27.37                     47.37                      1.34                      0.23
520 - 539           21.06           21.76                     31.18                     25.21                      0.79
540 - 559           18.59           20.06                     24.07                     25.30                     11.98
560 - 579           17.90           15.71                     23.64                     23.13                     19.63
580 - 599           11.58           12.22                     27.85                     15.45                     32.90
600 - 619           13.84            8.12                     24.02                     11.12                     42.89
620 - 639           12.61           10.21                     25.79                     11.50                     39.89
640 - 659            7.95            7.45                     26.92                      8.12                     49.57
660 - 679            7.61            4.91                     26.14                     10.74                     50.60
680 - 699            8.59            8.32                     22.95                     11.91                     48.23
700 - 719           12.02            5.18                     21.15                     10.97                     50.68
720 - 739           10.79            4.79                     28.19                     16.11                     40.11
740 - 759           11.77            6.80                     36.30                      3.55                     41.58
760 >=              11.67           15.39                     21.52                     20.32                     31.10
--------------------------------------------------------------------------------------------------------------------------------
Total:              13.91           12.72                     27.36                     14.45                     31.56
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 500
Maximum: 803
Weighted Average: 609.7



2. Combined Original Loan-to-Value Ratio (%)

                                          % of Mortgage
                                           Loan Pool by                 Weighted
Combined                                    Aggregate       Average      Average    Weighted                               Weighted
Original                Aggregate         Cut-off Date   Cut-off Date    Gross     Average      Pct       Pct      Pct     Average
Loan-to-Value         Cut-off Date         Principal       Principal   Interest     Gross       Full    Stated   Limited    Fico
Ratio (%)           Principal Balance       Balance       Balance($)    Rate(%)    Margin(%)    Doc       Doc      Doc      Score
------------------------------------------------------------------------------------------------------------------------------------
<= 20.00              $      459,700            0.04        $114,925       7.33       6.20       24.12    75.88       --      584
20.01 - 30.00         $    2,605,033            0.24        $ 68,554       7.17       5.74       90.28     9.72       --      579
30.01 - 40.00         $    4,286,380            0.40        $ 97,418       7.01       5.88       61.27    29.32     9.42      604
40.01 - 50.00         $   17,761,123            1.65        $123,341       6.98       5.92       60.70    34.55     4.75      594
50.01 - 60.00         $   36,218,063            3.37        $131,702       7.06       5.93       62.11    32.48     5.41      594
60.01 - 70.00         $  117,151,952           10.91        $156,203       7.18       5.95       61.99    34.33     3.67      587
70.01 - 80.00         $  401,435,257           37.37        $159,553       7.13       5.78       61.59    31.75     6.67      598
80.01 - 90.00         $  348,343,284           32.43        $177,274       7.28       5.67       47.74    48.50     3.76      615
90.01 - 100.00        $  145,813,498           13.58        $146,841       7.68       5.68       57.07    35.18     7.75      655
------------------------------------------------------------------------------------------------------------------------------------
Total:                $1,074,074,290          100.00        $159,619       7.25       5.76       56.58    37.96     5.46      610
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Combined                                                                                                    Weighted
Original                                                                                                    Average
Loan-to-Value      % FICO      % FICO      % FICO      % FICO      % FICO       % FICO        % FICO        Combined
Ratio (%)          500-525     526-550     551-575     576-600     601-625      626-650        >650      Original LTV (%)
-------------------------------------------------------------------------------------------------------------------------
<= 20.00                -       11.18       65.10           -       12.94            -         10.78          13.96
20.01 - 30.00       13.45       32.60        6.75        7.08       14.15        17.35          8.62          25.82
30.01 - 40.00       13.39       16.07       10.95        1.19       22.48        13.26         22.66          34.70
40.01 - 50.00       15.92       14.37       13.77       13.79       14.15        11.16         16.84          45.78
50.01 - 60.00       13.86       15.61       14.57       13.04       12.96        10.56         19.41          55.87
60.01 - 70.00       17.31       18.01       15.19       11.94       10.84        11.18         15.53          66.73
70.01 - 80.00       15.77       13.50       12.03       11.84       10.99        14.39         21.48          78.03
80.01 - 90.00        1.17       11.72       15.34       15.41       14.69        15.74         25.95          87.35
90.01 - 100.00          -           -        0.06        6.95       16.57        26.44         49.99          97.53
------------------------------------------------------------------------------------------------------------------------
Total:               8.98       11.72       11.94       12.36       13.10        15.92         25.97          80.86
------------------------------------------------------------------------------------------------------------------------


Combined
Original
Loan-to-Value    % Combined          % Combined                % Combined                % Combined                 % Combined
Ratio (%)         OLTV < 70       OLTV 70.00-75.00          OLTV 75.01-80.00          OLTV 80.01-85.00          OLTV higher than 85
-----------------------------------------------------------------------------------------------------------------------------------
<= 20.00           100.00                 -                         -                         -                           -
20.01 - 30.00      100.00                 -                         -                         -                           -
30.01 - 40.00      100.00                 -                         -                         -                           -
40.01 - 50.00      100.00                 -                         -                         -                           -
50.01 - 60.00      100.00                 -                         -                         -                           -
60.01 - 70.00       75.16             24.84                         -                         -                           -
70.01 - 80.00           -             26.78                     73.22                         -                           -
80.01 - 90.00           -                 -                         -                     44.56                       55.44
90.01 - 100.00          -                 -                         -                         -                      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:              13.91             12.72                     27.36                     14.45                       31.56
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 12.50
Maximum: 100.00
Weighted Average by Original Balance: 80.86
Weighted Average by Current Balance: 80.86



3. Current Principal Balance ($)

                                          % of Mortgage
                                           Loan Pool by                 Weighted
                                            Aggregate       Average      Average    Weighted                               Weighted
Current                  Aggregate         Cut-off Date   Cut-off Date    Gross     Average      Pct       Pct      Pct     Average
Principal              Cut-off Date         Principal       Principal   Interest     Gross       Full    Stated   Limited    Fico
Balance ($)          Principal Balance       Balance       Balance($)    Rate(%)    Margin(%)    Doc       Doc      Doc      Score
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000          $      559,600            0.05        $ 22,384      10.26         --       79.93    16.51     3.56      626
$25,001 - $50,000     $   22,592,245            2.10        $ 40,343       8.91       5.95       74.56    22.69     2.76      599
$50,001 - $75,000     $   51,448,256            4.79        $ 62,665       8.29       5.90       65.39    31.12     3.49      591
$75,001 - $100,000    $   75,781,377            7.06        $ 87,507       7.88       5.84       69.53    26.51     3.96      592
$100,001 - $150,000   $  186,806,218           17.39        $123,795       7.50       5.80       64.44    31.58     3.98      598
$150,001 - $200,000   $  187,895,506           17.49        $173,977       7.25       5.80       60.67    34.31     5.02      601
$200,001 - $250,000   $  159,387,060           14.84        $223,858       7.09       5.78       56.14    38.29     5.57      608
$250,001 - $300,000   $  126,428,004           11.77        $273,063       6.98       5.77       48.31    46.73     4.96      614
$300,001 - $350,000   $   93,855,734            8.74        $323,640       6.93       5.73       44.48    48.14     7.38      623
$350,001 - $400,000   $   73,245,684            6.82        $373,702       6.77       5.63       43.30    50.59     6.11      638
$400,001 - $450,000   $   40,483,709            3.77        $426,144       6.65       5.55       44.19    47.45     8.37      638
$450,001 - $500,000   $   43,888,569            4.09        $482,292       6.71       5.57       49.29    38.73     11.98     633
$500,001 - $550,000   $    6,884,322            0.64        $529,563       6.27       5.29       46.44    53.56       --      674
$550,001 - $600,000   $    2,872,827            0.27        $574,565       6.37       5.68       58.85       --     41.15     645
$600,001 - $650,000   $    1,277,179            0.12        $638,590       6.56       4.89       49.25    50.75       --      685
$650,001 - $700,000   $      668,000            0.06        $668,000       4.63       3.50       100.00      --       --      721
------------------------------------------------------------------------------------------------------------------------------------
Total:                $1,074,074,290          100.00        $159,619       7.25       5.76       56.58    37.96     5.46      610
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                      Weighted
Current                                                                                                               Average
Principal                  FICO      % FICO      % FICO      % FICO      % FICO       % FICO        % FICO           Combined
Balance ($)              500-525     526-550     551-575     576-600     601-625      626-650        >650         Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                -           -           -         27.37       32.23        16.41           23.99           99.86
$25,001 - $50,000         14.50       14.65       10.09       13.44       11.73        12.91           22.69           79.14
$50,001 - $75,000         13.61       17.17       14.76       11.46       13.19        12.45           17.36           78.24
$75,001 - $100,000        12.90       14.64       15.61       13.50       14.33        14.39           14.64           79.57
$100,001 - $150,000       11.60       12.84       14.81       14.71       13.09        13.57           19.39           80.08
$150,001 - $200,000       10.94       13.93       13.48       12.86       12.08        14.92           21.79           79.23
$200,001 - $250,000       10.39       12.28       10.59       12.80       12.79        14.10           27.06           80.85
$250,001 - $300,000        7.72       11.26       11.03       10.66       11.90        18.64           28.80           82.00
$300,001 - $350,000        4.43        9.24        7.96       11.73       17.95        18.19           30.49           83.54
$350,001 - $400,000        2.54        6.67        7.14        9.71       13.26        19.78           40.90           84.63
$400,001 - $450,000        2.09        5.34       10.52        8.16        9.71        24.25           39.93           81.51
$450,001 - $500,000        2.21        5.58       13.21       12.15       15.17        17.64           34.04           81.31
$500,001 - $550,000           -        7.83           -        7.95        7.69        15.02           61.52           82.52
$550,001 - $600,000           -           -           -       20.84           -        39.41           39.75           77.01
$600,001 - $650,000           -           -           -           -           -            -          100.00           78.51
$650,001 - $700,000           -           -           -           -           -            -          100.00           80.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     8.98       11.72       11.94       12.36       13.10        15.92           25.97           80.86
-----------------------------------------------------------------------------------------------------------------------------------


Current
Principal                    % Combined          % Combined           % Combined           % Combined            % Combined
Balance ($)                   OLTV < 70        OLTV 70.00-75.00     OLTV 75.01-80.00     OLTV 80.01-85.00    OLTV higher than 85
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                         -                   -                    -                    -              100.00
$25,001 - $50,000                25.06               10.43                20.22                 8.38               35.92
$50,001 - $75,000                20.55               13.12                26.69                15.11               24.53
$75,001 - $100,000               17.11               12.03                30.23                12.58               28.04
$100,001 - $150,000              14.22               13.02                31.51                13.51               27.74
$150,001 - $200,000              17.35               14.05                29.35                13.49               25.76
$200,001 - $250,000              12.78               15.56                25.22                16.52               29.93
$250,001 - $300,000              11.74               12.01                27.46                14.50               34.29
$300,001 - $350,000               9.66               11.06                21.61                14.44               43.23
$350,001 - $400,000               6.16                7.27                23.40                16.82               46.35
$400,001 - $450,000              11.65               17.13                23.90                14.72               32.60
$450,001 - $500,000              14.52               10.07                25.27                14.15               35.99
$500,001 - $550,000               7.93                   -                38.06                30.71               23.30
$550,001 - $600,000              20.13                   -                79.87                    -                   -
$600,001 - $650,000                  -               50.75                    -                49.25                   -
$650,001 - $700,000                  -                   -               100.00                    -                   -
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           13.91               12.72                27.36                14.45               31.56
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 19,920.32
Maximum: 668,000.00
Average: 159,618.71



4. Original Prepayment Penalty Term (months)

                                          % of Mortgage
                                           Loan Pool by                 Weighted
Original                                     Aggregate       Average     Average    Weighted                               Weighted
Prepayment               Aggregate         Cut-off Date   Cut-off Date    Gross     Average      Pct       Pct      Pct     Average
Penalty                Cut-off Date         Principal       Principal   Interest     Gross       Full    Stated   Limited    Fico
Term (months)        Principal Balance       Balance       Balance($)    Rate(%)    Margin(%)    Doc       Doc      Doc      Score
------------------------------------------------------------------------------------------------------------------------------------
 0                    $  236,135,503           21.99        $143,112       7.47       5.60       56.98    39.22     3.80      606
12                    $   92,535,370            8.62        $226,802       7.11       5.79       41.84    51.26     6.91      627
24                    $  523,155,974           48.71        $167,678       7.20       5.81       59.33    35.13     5.54      600
36                    $  222,247,443           20.69        $143,293       7.21       5.76       55.83    37.72     6.45      629
------------------------------------------------------------------------------------------------------------------------------------
Total:                $1,074,074,290          100.00        $159,619       7.25       5.76       56.58    37.96     5.46      610
------------------------------------------------------------------------------------------------------------------------------------


Original                                                                                                    Weighted
Prepayment                                                                                                  Average
Penalty            % FICO      % FICO      % FICO      % FICO      % FICO       % FICO        % FICO        Combined
Term (months)      500-525     526-550     551-575     576-600     601-625      626-650        >650      Original LTV (%)
-------------------------------------------------------------------------------------------------------------------------
 0                  11.40       12.52       12.97       12.05       13.54        12.40         25.11          80.91
12                   5.06        8.96        7.96        9.55       13.48        20.17         34.82          80.97
24                  10.69       14.10       13.61       14.12       11.79        14.74         20.94          81.38
36                   4.01        6.42        8.58        9.70       15.56        20.68         35.06          79.53
-------------------------------------------------------------------------------------------------------------------------
Total:               8.98       11.72       11.94       12.36       13.10        15.92         25.97          80.86
-------------------------------------------------------------------------------------------------------------------------


Original
Prepayment
Penalty               % Combined         % Combined               % Combined                % Combined             % Combined
Term (months)          OLTV < 70       OLTV 70.00-75.00         OLTV 75.01-80.00          OLTV 80.01-85.00      OLTV higher than 85
-----------------------------------------------------------------------------------------------------------------------------------
 0                       12.19              12.12                     31.27                     15.61                 28.82
12                       14.57              11.91                     21.70                     13.26                 38.56
24                       12.71              13.13                     29.38                     13.91                 30.88
36                       18.27              12.75                     20.84                     15.01                 33.14
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   13.91              12.72                     27.36                     14.45                 31.56
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 26



5. Range of Gross Interest Rates by FICO and LTV (%)

                                          % of Mortgage
                                           Loan Pool by                 Weighted
Range of                                    Aggregate       Average      Average    Weighted                               Weighted
Gross                    Aggregate         Cut-off Date   Cut-off Date    Gross     Average      Pct       Pct      Pct     Average
Interest               Cut-off Date         Principal       Principal   Interest     Gross       Full    Stated   Limited    Fico
Rates (%)            Principal Balance       Balance       Balance($)    Rate(%)    Margin(%)    Doc       Doc      Doc      Score
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%       $   13,294,877            1.24        $265,898       4.61       3.81       68.69    28.59     2.71      722
5.000% - 5.999%       $  105,169,907            9.79        $234,754       5.67       5.53       81.02    11.51     7.47      647
6.000% - 6.999%       $  363,409,170           33.83        $198,151       6.60       5.73       60.75    32.99     6.26      628
7.000% - 7.999%       $  358,655,008           33.39        $163,248       7.50       5.80       49.81    45.67     4.52      601
8.000% - 8.999%       $  169,581,075           15.79        $125,895       8.42       5.93       47.34    47.56     5.10      572
9.000% - 9.999%       $   47,969,382            4.47        $ 82,422       9.42       6.20       54.01    42.11     3.88      566
10.000% - 10.999%     $   14,874,683            1.38        $ 58,332      10.36       6.62       47.82    45.61     6.57      592
11.000% - 11.999%     $    1,120,188            0.10        $ 70,012      11.34       6.85       59.40    40.60       --      531
------------------------------------------------------------------------------------------------------------------------------------
Total:                $1,074,074,290          100.00        $159,619       7.25       5.76       56.58    37.96     5.46      610
------------------------------------------------------------------------------------------------------------------------------------

Range of                                                                                                   Weighted
Gross                                                                                                      Average
Interest            % FICO     % FICO      % FICO      % FICO      % FICO       % FICO     % FICO        Combined
Rates (%)           500-525    526-550     551-575     576-600     601-625      626-650     >650      Original LTV (%)
-------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%          -         -            -            -          -         6.26      93.74           79.85
5.000% - 5.999%       0.33      0.97         4.13        10.32      16.41        26.53      41.30           75.82
6.000% - 6.999%       2.66      5.52        10.49        11.31      16.87        19.91      33.24           79.73
7.000% - 7.999%       9.02     14.31        15.56        13.75      11.34        14.31      21.72           82.85
8.000% - 8.999%      20.64     23.67        14.02        15.19       9.65         7.39       9.45           81.69
9.000% - 9.999%      32.09     22.27        10.73         8.12       6.88        10.07       9.83           80.96
10.000% - 10.999%    19.76     16.59         6.82        12.15      11.67         8.56      24.47           87.76
11.000% - 11.999%    64.18     18.92         4.39            -       9.73           -       2.79            73.17
-------------------------------------------------------------------------------------------------------------------------
Total:                8.98     11.72        11.94        12.36      13.10        15.92      25.97           80.86
-------------------------------------------------------------------------------------------------------------------------

Range of
Gross
Interest              % Combined         % Combined               % Combined                % Combined             % Combined
Rates (%)              OLTV < 70       OLTV 70.00-75.00         OLTV 75.01-80.00          OLTV 80.01-85.00      OLTV higher than 85
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%           14.35              7.59                    39.94                     18.42                  19.69
5.000% - 5.999%           22.89             13.63                    42.90                     10.64                   9.95
6.000% - 6.999%           16.78             11.22                    28.42                     12.73                  30.85
7.000% - 7.999%           10.74             11.30                    22.57                     16.18                  39.22
8.000% - 8.999%            8.90             16.23                    27.23                     17.77                  29.87
9.000% - 9.999%           14.60             20.13                    22.50                     12.91                  29.85
10.000% - 10.999%         10.44             15.87                    13.22                      6.08                  54.38
11.000% - 11.999%         22.92             40.29                    28.34                      3.72                   4.74
----------------------------------------------------------------------------------------------------------------------------------
Total:                    13.91             12.72                    27.36                     14.45                  31.56
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.125%
Maximum: 11.650%
Weighted Average: 7.253%

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS

Securitized Asset Backed Receivables LLC Trust 2004-NC1
All records


1. Fico Distribution

                                          % of Mortgage
                                           Loan Pool by                 Weighted
                                            Aggregate       Average      Average    Weighted                               Weighted
                         Aggregate         Cut-off Date   Cut-off Date    Gross     Average      Pct       Pct      Pct     Average
Fico                   Cut-off Date         Principal       Principal   Interest     Gross       Full    Stated   Limited    Fico
Distributions        Principal Balance       Balance       Balance($)    Rate(%)    Margin(%)    Doc       Doc      Doc      Score
------------------------------------------------------------------------------------------------------------------------------------
500 - 519             $   71,965,906             6.7        130,609.63     8.32       6.017      70.82    24.24     4.93      510
520 - 539                 93,483,010             8.7        138,493.35     7.95       5.938      66.34    29.18     4.48      530
540 - 559                110,857,115           10.32        146,636.40    7.684       5.881      64.67     31.5     3.83      550
560 - 579                 90,486,128            8.42        150,059.91    7.447       5.847      64.42    31.04     4.54      569
580 - 599                108,466,011            10.1        151,277.56     7.38       5.753       58.8    34.95     6.25      590
600 - 619                113,135,004           10.53        160,703.13    7.061       5.728      62.44    30.98     6.58      609
620 - 639                130,838,839           12.18        169,920.57    6.928       5.73       55.49    38.33     6.18      630
640 - 659                126,513,938           11.78        172,597.46    6.974       5.693      47.17    48.27     4.56      649
660 - 679                 92,944,675            8.65        174,380.25    6.887       5.607      40.89    52.03     7.08      669
680 - 699                 55,424,302            5.16        185,365.56    6.818       5.586      39.73    53.62     6.65      689
700 - 719                 30,147,723            2.81        202,333.71    6.667       5.489      42.75    49.38     7.87      709
720 - 739                 23,418,376            2.18        201,882.55    6.405       5.051      44.35    51.96     3.69      728
740 - 759                 11,811,260             1.1        214,750.18    6.339       5.147       52.4     47.6        0      749
760 >=                    14,582,004            1.36        214,441.23    6.209       4.792      58.74    34.28     6.98      774
------------------------------------------------------------------------------------------------------------------------------------
Total:                $1,074,074,290             100        159,618.71    7.253       5.755      56.58    37.96     5.46      610
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               Weighted
                                                                                                               Average
Fico               % FICO      % FICO      % FICO      % FICO      % FICO       % FICO        % FICO           Combined
Distributions      500-525     526-550     551-575     576-600     601-625      626-650        >650         Original LTV (%)
----------------------------------------------------------------------------------------------------------------------------
500 - 519            100            0          0           0           0           0               0            73.19
520 - 539          26.18        73.82          0           0           0           0               0             75.2
540 - 559              0        51.31      48.69           0           0           0               0            77.17
560 - 579              0            0      82.11       17.89           0           0               0            77.73
580 - 599              0            0          0         100           0           0               0            81.01
600 - 619              0            0          0        7.13       92.87           0               0            82.07
620 - 639              0            0          0           0       27.25       72.75               0            82.21
640 - 659              0            0          0           0           0       59.96           40.04               85
660 - 679              0            0          0           0           0           0             100            85.63
680 - 699              0            0          0           0           0           0             100            85.07
700 - 719              0            0          0           0           0           0             100            85.31
720 - 739              0            0          0           0           0           0             100            84.46
740 - 759              0            0          0           0           0           0             100            82.26
760 >=                 0            0          0           0           0           0             100            81.56
----------------------------------------------------------------------------------------------------------------------------
Total:              8.98        11.72      11.94       12.36        13.1       15.92           25.97            80.86
----------------------------------------------------------------------------------------------------------------------------

Fico             % Combined       % Combined                % Combined              % Combined                  % Combined
Distributions     OLTV < 70    OLTV 70.00-75.00          OLTV 75.01-80.00        OLTV 80.01-85.00          OLTV higher than 85
--------------------------------------------------------------------------------------------------------------------------------
500 - 519           23.69           27.37                     47.37                    1.34                       0.23
520 - 539           21.06           21.76                     31.18                   25.21                       0.79
540 - 559           18.59           20.06                     24.07                    25.3                      11.98
560 - 579            17.9           15.71                     23.64                   23.13                      19.63
580 - 599           11.58           12.22                     27.85                   15.45                       32.9
600 - 619           13.84            8.12                     24.02                   11.12                      42.89
620 - 639           12.61           10.21                     25.79                    11.5                      39.89
640 - 659            7.95            7.45                     26.92                    8.12                      49.57
660 - 679            7.61            4.91                     26.14                   10.74                       50.6
680 - 699            8.59            8.32                     22.95                   11.91                      48.23
700 - 719           12.02            5.18                     21.15                   10.97                      50.68
720 - 739           10.79            4.79                     28.19                   16.11                      40.11
740 - 759           11.77             6.8                      36.3                    3.55                      41.58
760 >=              11.67           15.39                     21.52                   20.32                       31.1
--------------------------------------------------------------------------------------------------------------------------------
Total:              13.91           12.72                     27.36                   14.45                      31.56
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 500
Maximum: 803
Weighted Average: 609.7



2. Combined Original Loan-to-Value Ratio (%)

                                          % of Mortgage
                                           Loan Pool by                 Weighted
Combined                                    Aggregate       Average      Average    Weighted                               Weighted
Original                Aggregate         Cut-off Date   Cut-off Date    Gross     Average      Pct       Pct      Pct     Average
Loan-to-Value         Cut-off Date         Principal       Principal   Interest     Gross       Full    Stated   Limited    Fico
Ratio (%)           Principal Balance       Balance       Balance($)    Rate(%)    Margin(%)    Doc       Doc      Doc      Score
------------------------------------------------------------------------------------------------------------------------------------
<= 20.00              $      459,700            0.04        114,925.01    7.331       6.195      24.12    75.88        0      584
20.01 - 30.00              2,605,033            0.24         68,553.51    7.171       5.741      90.28     9.72        0      579
30.01 - 40.00              4,286,380             0.4         97,417.73    7.008       5.879      61.27    29.32     9.42      604
40.01 - 50.00             17,761,123            1.65        123,341.13    6.982       5.917       60.7    34.55     4.75      594
50.01 - 60.00             36,218,063            3.37        131,702.05    7.058       5.932      62.11    32.48     5.41      594
60.01 - 70.00            117,151,952           10.91        156,202.60    7.184       5.952      61.99    34.33     3.67      587
70.01 - 80.00            401,435,257           37.37        159,552.96    7.132       5.776      61.59    31.75     6.67      598
80.01 - 90.00            348,343,284           32.43        177,273.94    7.275       5.672      47.74     48.5     3.76      615
90.01 - 100.00           145,813,498           13.58        146,841.39    7.678       5.681      57.07    35.18     7.75      655
------------------------------------------------------------------------------------------------------------------------------------
Total:                $1,074,074,290             100        159,618.71    7.253       5.755      56.58    37.96     5.46      610
------------------------------------------------------------------------------------------------------------------------------------

Combined                                                                                                             Weighted
Original                                                                                                             Average
Loan-to-Value             FICO      % FICO      % FICO     % FICO      % FICO       % FICO        % FICO           Combined
Ratio (%)               500-525     526-550     551-575    576-600     601-625      626-650        >650         Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
<= 20.00                       0      11.18       65.1            0       12.94           0         10.78            13.96
20.01 - 30.00              13.45       32.6       6.75         7.08       14.15       17.35          8.62            25.82
30.01 - 40.00              13.39      16.07      10.95         1.19       22.48       13.26         22.66             34.7
40.01 - 50.00              15.92      14.37      13.77        13.79       14.15       11.16         16.84            45.78
50.01 - 60.00              13.86      15.61      14.57        13.04       12.96       10.56         19.41            55.87
60.01 - 70.00              17.31      18.01      15.19        11.94       10.84       11.18         15.53            66.73
70.01 - 80.00              15.77       13.5      12.03        11.84       10.99       14.39         21.48            78.03
80.01 - 90.00               1.17      11.72      15.34        15.41       14.69       15.74         25.95            87.35
90.01 - 100.00                 0          0       0.06         6.95       16.57       26.44         49.99            97.53
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      8.98      11.72      11.94        12.36        13.1       15.92         25.97            80.86
-----------------------------------------------------------------------------------------------------------------------------------

Combined
Original
Loan-to-Value    % Combined          % Combined                % Combined                % Combined                 % Combined
Ratio (%)         OLTV < 70       OLTV 70.00-75.00          OLTV 75.01-80.00          OLTV 80.01-85.00          OLTV higher than 85
-----------------------------------------------------------------------------------------------------------------------------------
<= 20.00                100                 0                      0                         0                          0
20.01 - 30.00           100                 0                      0                         0                          0
30.01 - 40.00           100                 0                      0                         0                          0
40.01 - 50.00           100                 0                      0                         0                          0
50.01 - 60.00           100                 0                      0                         0                          0
60.01 - 70.00         75.16             24.84                      0                         0                          0
70.01 - 80.00             0             26.78                  73.22                         0                          0
80.01 - 90.00             0                 0                      0                     44.56                      55.44
90.01 - 100.00            0                 0                      0                         0                        100
-----------------------------------------------------------------------------------------------------------------------------------
Total:                13.91             12.72                  27.36                     14.45                      31.56
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 12.50
Maximum: 100.00
Weighted Average by Original Balance: 80.86
Weighted Average by Current Balance: 80.86



3. Current Principal Balance ($)

                                          % of Mortgage
                                           Loan Pool by                 Weighted
                                            Aggregate       Average      Average    Weighted                               Weighted
Current                  Aggregate         Cut-off Date   Cut-off Date    Gross     Average      Pct       Pct      Pct     Average
Principal              Cut-off Date         Principal       Principal   Interest     Gross       Full    Stated   Limited    Fico
Balance ($)          Principal Balance       Balance       Balance($)    Rate(%)    Margin(%)    Doc       Doc      Doc      Score
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000          $      559,600            0.05        22,384.00     10.26           0      79.93    16.51     3.56      626
$25,001 - $50,000         22,592,245             2.1        40,343.29     8.911       5.952      74.56    22.69     2.76      599
$50,001 - $75,000         51,448,256            4.79        62,665.35     8.286       5.902      65.39    31.12     3.49      591
$75,001 - $100,000        75,781,377            7.06        87,507.36     7.883       5.838      69.53    26.51     3.96      592
$100,001 - $150,000      186,806,218           17.39        123,794.71    7.503       5.801      64.44    31.58     3.98      598
$150,001 - $200,000      187,895,506           17.49        173,977.32    7.245       5.798      60.67    34.31     5.02      601
$200,001 - $250,000      159,387,060           14.84        223,858.23    7.092       5.777      56.14    38.29     5.57      608
$250,001 - $300,000      126,428,004           11.77        273,062.64    6.982       5.773      48.31    46.73     4.96      614
$300,001 - $350,000       93,855,734            8.74        323,640.46    6.932       5.731      44.48    48.14     7.38      623
$350,001 - $400,000       73,245,684            6.82        373,702.47    6.774       5.628       43.3    50.59     6.11      638
$400,001 - $450,000       40,483,709            3.77        426,144.31    6.649       5.549      44.19    47.45     8.37      638
$450,001 - $500,000       43,888,569            4.09        482,291.96    6.708       5.565      49.29    38.73     11.98     633
$500,001 - $550,000        6,884,322            0.64        529,563.23    6.266       5.286      46.44    53.56        0      674
$550,001 - $600,000        2,872,827            0.27        574,565.46    6.366       5.677      58.85        0     41.15     645
$600,001 - $650,000        1,277,179            0.12        638,589.63    6.559       4.888      49.25    50.75        0      685
$650,001 - $700,000          668,000            0.06        668,000.00    4.625        3.5         100        0        0      721
------------------------------------------------------------------------------------------------------------------------------------
Total:                $1,074,074,290             100        159,618.71    7.253       5.755      56.58    37.96     5.46      610
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Weighted
Current                                                                                                             Average
Principal                  FICO      % FICO      % FICO      % FICO      % FICO       % FICO       % FICO          Combined
Balance ($)              500-525     526-550     551-575     576-600     601-625      626-650       >650        Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                0            0            0       27.37       32.23       16.41         23.99            99.86
$25,001 - $50,000        14.5        14.65        10.09       13.44       11.73       12.91         22.69            79.14
$50,001 - $75,000       13.61        17.17        14.76       11.46       13.19       12.45         17.36            78.24
$75,001 - $100,000       12.9        14.64        15.61        13.5       14.33       14.39         14.64            79.57
$100,001 - $150,000      11.6        12.84        14.81       14.71       13.09       13.57         19.39            80.08
$150,001 - $200,000     10.94        13.93        13.48       12.86       12.08       14.92         21.79            79.23
$200,001 - $250,000     10.39        12.28        10.59        12.8       12.79        14.1         27.06            80.85
$250,001 - $300,000      7.72        11.26        11.03       10.66        11.9       18.64          28.8               82
$300,001 - $350,000      4.43         9.24         7.96       11.73       17.95       18.19         30.49            83.54
$350,001 - $400,000      2.54         6.67         7.14        9.71       13.26       19.78          40.9            84.63
$400,001 - $450,000      2.09         5.34        10.52        8.16        9.71       24.25         39.93            81.51
$450,001 - $500,000      2.21         5.58        13.21       12.15       15.17       17.64         34.04            81.31
$500,001 - $550,000         0         7.83            0        7.95        7.69       15.02         61.52            82.52
$550,001 - $600,000         0            0            0       20.84           0       39.41         39.75            77.01
$600,001 - $650,000         0            0            0           0           0           0           100            78.51
$650,001 - $700,000         0            0            0           0           0           0           100               80
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   8.98        11.72        11.94       12.36        13.1       15.92          25.97            80.86
-----------------------------------------------------------------------------------------------------------------------------------

Current
Principal                    % Combined          % Combined           % Combined           % Combined            % Combined
Balance ($)                   OLTV < 70        OLTV 70.00-75.00     OLTV 75.01-80.00     OLTV 80.01-85.00    OLTV higher than 85
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                         0                   0                    0                    0                  100
$25,001 - $50,000                25.06               10.43                20.22                 8.38                35.92
$50,001 - $75,000                20.55               13.12                26.69                15.11                24.53
$75,001 - $100,000               17.11               12.03                30.23                12.58                28.04
$100,001 - $150,000              14.22               13.02                31.51                13.51                27.74
$150,001 - $200,000              17.35               14.05                29.35                13.49                25.76
$200,001 - $250,000              12.78               15.56                25.22                16.52                29.93
$250,001 - $300,000              11.74               12.01                27.46                 14.5                34.29
$300,001 - $350,000               9.66               11.06                21.61                14.44                43.23
$350,001 - $400,000               6.16                7.27                 23.4                16.82                46.35
$400,001 - $450,000              11.65               17.13                 23.9                14.72                 32.6
$450,001 - $500,000              14.52               10.07                25.27                14.15                35.99
$500,001 - $550,000               7.93                   0                38.06                30.71                 23.3
$550,001 - $600,000              20.13                   0                79.87                    0                    0
$600,001 - $650,000                  0               50.75                    0                49.25                    0
$650,001 - $700,000                  0                   0                  100                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           13.91               12.72                27.36                14.45                31.56
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 19,920.32
Maximum: 668,000.00
Average: 159,618.71



4. Original Prepayment Penalty Term (months)

                                          % of Mortgage
                                           Loan Pool by                 Weighted
Original                                     Aggregate       Average      Average    Weighted                               Weighted
Prepayment               Aggregate         Cut-off Date   Cut-off Date    Gross     Average      Pct       Pct      Pct     Average
Penalty                Cut-off Date         Principal       Principal   Interest     Gross       Full    Stated   Limited    Fico
Term (months)        Principal Balance       Balance       Balance($)    Rate(%)    Margin(%)    Doc       Doc      Doc      Score
------------------------------------------------------------------------------------------------------------------------------------
 0                    $  236,135,503           21.99        143,112.43    7.469        5.6       56.98    39.22      3.8      606
12                        92,535,370            8.62        226,802.38    7.105       5.793      41.84    51.26     6.91      627
24                       523,155,974           48.71        167,678.20    7.202       5.806      59.33    35.13     5.54      600
36                       222,247,443           20.69        143,293.00    7.205       5.755      55.83    37.72     6.45      629
------------------------------------------------------------------------------------------------------------------------------------
Total:                $1,074,074,290             100        159,618.71    7.253       5.755      56.58    37.96     5.46      610
------------------------------------------------------------------------------------------------------------------------------------

Original                                                                                                    Weighted
Prepayment                                                                                                  Average
Penalty            % FICO       % FICO      % FICO     % FICO      % FICO       % FICO        % FICO        Combined
Term (months)      500-525      526-550     551-575    576-600     601-625      626-650        >650      Original LTV (%)
-------------------------------------------------------------------------------------------------------------------------
 0                  11.4         12.52       12.97      12.05       13.54         12.4         25.11          80.91
12                  5.06          8.96        7.96       9.55       13.48        20.17         34.82          80.97
24                 10.69          14.1       13.61      14.12       11.79        14.74         20.94          81.38
36                  4.01          6.42        8.58        9.7       15.56        20.68         35.06          79.53
-------------------------------------------------------------------------------------------------------------------------
Total:              8.98         11.72       11.94      12.36        13.1        15.92         25.97          80.86
-------------------------------------------------------------------------------------------------------------------------

Original
Prepayment
Penalty               % Combined         % Combined              % Combined                % Combined             % Combined
Term (months)          OLTV < 70       OLTV 70.00-75.00        OLTV 75.01-80.00          OLTV 80.01-85.00      OLTV higher than 85
-----------------------------------------------------------------------------------------------------------------------------------
 0                       12.19             12.12                   31.27                      15.61                28.82
12                       14.57             11.91                    21.7                      13.26                38.56
24                       12.71             13.13                   29.38                      13.91                30.88
36                       18.27             12.75                   20.84                      15.01                33.14
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   13.91             12.72                   27.36                      14.45                31.56
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 26



5. Range of Gross Interest Rates (%)

                                          % of Mortgage
                                           Loan Pool by                 Weighted
Range of                                    Aggregate       Average      Average    Weighted                               Weighted
Gross                    Aggregate         Cut-off Date   Cut-off Date    Gross     Average      Pct       Pct      Pct     Average
Interest               Cut-off Date         Principal       Principal   Interest     Gross       Full    Stated   Limited    Fico
Rates (%)            Principal Balance       Balance       Balance($)    Rate(%)    Margin(%)    Doc       Doc      Doc      Score
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%       $   13,294,877            1.24       265,897.54     4.608       3.809      68.69    28.59     2.71      722
5.000% - 5.999%          105,169,907            9.79       234,754.26     5.666       5.527      81.02    11.51     7.47      647
6.000% - 6.999%          363,409,170           33.83       198,151.13     6.595       5.734      60.75    32.99     6.26      628
7.000% - 7.999%          358,655,008           33.39       163,247.61     7.498       5.804      49.81    45.67     4.52      601
8.000% - 8.999%          169,581,075           15.79       125,895.38     8.424       5.932      47.34    47.56      5.1      572
9.000% - 9.999%           47,969,382            4.47        82,421.62     9.418       6.197      54.01    42.11     3.88      566
10.000% - 10.999%         14,874,683            1.38        58,332.09     10.361      6.621      47.82    45.61     6.57      592
11.000% - 11.999%          1,120,188             0.1        70,011.76     11.338      6.851       59.4     40.6        0      531
------------------------------------------------------------------------------------------------------------------------------------
Total:                $1,074,074,290             100        159,618.71    7.253       5.755      56.58    37.96     5.46      610
------------------------------------------------------------------------------------------------------------------------------------

Range of                                                                                                   Weighted
Gross                                                                                                      Average
Interest            % FICO     % FICO      % FICO      % FICO      % FICO       % FICO     % FICO        Combined
Rates (%)           500-525    526-550     551-575     576-600     601-625      626-650     >650      Original LTV (%)
-------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%          0         0            0            0           0        6.26       93.74          79.85
5.000% - 5.999%       0.33      0.97         4.13        10.32       16.41       26.53        41.3          75.82
6.000% - 6.999%       2.66      5.52        10.49        11.31       16.87       19.91       33.24          79.73
7.000% - 7.999%       9.02     14.31        15.56        13.75       11.34       14.31       21.72          82.85
8.000% - 8.999%      20.64     23.67        14.02        15.19        9.65        7.39        9.45          81.69
9.000% - 9.999%      32.09     22.27        10.73         8.12        6.88       10.07        9.83          80.96
10.000% - 10.999%    19.76     16.59         6.82        12.15       11.67        8.56       24.47          87.76
11.000% - 11.999%    64.18     18.92         4.39            0        9.73           0        2.79          73.17
-------------------------------------------------------------------------------------------------------------------------
Total:               8.98      11.72        11.94        12.36        13.1       15.92       25.97          80.86
-------------------------------------------------------------------------------------------------------------------------

Range of
Gross
Interest              % Combined         % Combined               % Combined                % Combined             % Combined
Rates (%)              OLTV < 70       OLTV 70.00-75.00         OLTV 75.01-80.00          OLTV 80.01-85.00      OLTV higher than 85
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%          14.35              7.59                    39.94                      18.42                 19.69
5.000% - 5.999%          22.89             13.63                     42.9                      10.64                  9.95
6.000% - 6.999%          16.78             11.22                    28.42                      12.73                 30.85
7.000% - 7.999%          10.74              11.3                    22.57                      16.18                 39.22
8.000% - 8.999%            8.9             16.23                    27.23                      17.77                 29.87
9.000% - 9.999%           14.6             20.13                     22.5                      12.91                 29.85
10.000% - 10.999%        10.44             15.87                    13.22                       6.08                 54.38
11.000% - 11.999%        22.92             40.29                    28.34                       3.72                  4.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                   13.91             12.72                    27.36                      14.45                 31.56
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.125%
Maximum: 11.650%
Weighted Average: 7.253%